UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 21, 2014

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale NJ 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2014 Annual Meeting of Shareholders was held on May 21, 2014. The requisite quorum for the meeting of 50% was present. At the meeting, Shareholders voted as follows:

Proposal 1: The Shareholders elected (a) two Class I directors to an initial one-year term expiring at the 2015 annual meeting, (b) two Class II directors to an initial two-year term expiring at the 2016 annual meeting and (c) two Class III directors to an initial three-year term expiring at the 2017 annual meeting. The final voting results with respect to the six directors so elected to the Company’s board (with the class of each director set forth next to his respective name) were as follows:

Nominees	For	Withheld	Broker Non-Votes

Jerry Treppel, Class I	441,851,350	7,663,663	182,843,336
Jeenarine Narine, Class I	441,289,806	8,225,207	182,843,336
Barry Dash, Ph.D., Class II	442,788,891	6,726,122	182,843,336
Ashok Nigalaye, Ph.D., Class II	441,674,474	7,840,539	182,843,336
Nasrat Hakim, Class III	443,673,996	5,841,017	182,843,336
Jeffrey Whitnell, Class III	443,805,493	5,709,520	182,843,336

Proposal 2: The Shareholders approved the amendment of our Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 690,000,000 shares to 995,000,000 shares. The final voting results with respect to this Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
607,566,655	21,894,995	641,293	2,255,406

Proposal 3: The Shareholders ratified the appointment of Demetrius Berkower, LLC as our independent registered public accounting firm for the fiscal year ending March 31, 2014. The final voting results with respect to this Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
619,345,924	9,144,963	3,867,462	-

Proposal 4: The Shareholders approved, on a non-binding advisory basis, the executive compensations of the Company’s named executive officers as described in the Proxy Statement. The final voting results with respect to this Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
430,783,769	12,185,101	6,546,143	182,843,336

Proposal 5: The Shareholders recommended, on a non-binding advisory basis, the option of “every three years” with respect to the frequency of Shareholder advisory votes on executive compensation. The final voting results with respect to this Proposal were as follows:

3 years	2 years	1 year	Abstain	Broker Non-Votes
414,015,867	9,060,071	17,324,960	9,114,115	182,843,336

Proposal 6: The Shareholders approved Elite Pharmaceutical’s 2014 Equity Incentive Plan. The final voting results with respect to this Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
434,619,494	9,636,165	5,259,354	182,843,336

After reviewing the results for Proposal No. 5, the Company’s Board has determined to take the recommendation of Shareholders and to obtain the Shareholder advisory vote on executive compensation, every three years.

For more information, please see the May 23, 2014 press release furnished as exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

(d) Exhibits:
3.1	Amended to the Articles of Incorporation of Elite Pharmaceuticals, Inc., filed with the Secretary of State of the State of Nevada on May 23, 2014
99.1	Press release dated May 23, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2014	ELITE PHARMACEUTICALS, INC.

	By:	/s/ Nasrat Hakim
Nasrat Hakim
Chief Executive Officer